Notes to reserves and dividends	12 Months Ended
Mar. 31, 2018
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Notes to reserves and dividends
27.	Notes to reserves and dividends

Additional paid-in capital

The amount received in excess of face value of the equity shares is recognised in additional paid-in capital.

Retained earnings

Retained earnings are the profits that the Company has earned till date.

Capital redemption reserve

The Companies Act requires that where a company purchases its own shares out of free reserves or securities premium account, a sum equal to the nominal value of the shares so purchased shall be transferred to a capital redemption reserve account and details of such transfer shall be disclosed in the balance sheet. The capital redemption reserve account may be applied by the company, in paying up unissued shares of the company to be issued to shareholders of the company as fully paid bonus shares. Tata Motors Limited established this reserve pursuant to the redemption of preference shares issued in earlier years.

Debenture redemption reserve

The Companies Act requires that where a company issues debentures, it shall create a debenture redemption reserve out of profits of the company available for payment of dividend. The company is required to maintain a Debenture Redemption Reserve of 25% of the value of debentures issued, either by a public issue or on a private placement basis. The amounts credited to the debenture redemption reserve may not be utilized by the company except to redeem debentures.

Reserve for research and human resource development

In terms of Article 9 of the Act on Special Taxation Restriction in Korea, Tata Daewoo Commercial Vehicle Company Limited (TDCV, a subsidiary of Tata Motors Limited) is entitled for deferment of tax in respect of expenditures incurred on product development cost subject to fulfillment of certain conditions, by way of deduction from the taxable income, provided that TDCV appropriates an equivalent amount from “Retained Earnings” to “Reserve for Research and Human Resource Development”.

The deferment is for a period of three years and from the fourth year onwards one-third of the reserve is offered to tax and an equal amount is then transferred from the reserve to “Retained earnings available for appropriation”.

Special reserve

The special reserve represents the reserve created by two subsidiaries of Tata Motors Limited pursuant to the Reserve Bank of India Act, 1934 (the “RBI Act”) and related regulations applicable to those companies. Under the RBI Act, a non-banking finance company is required to transfer an amount not less than 20% of its net profit to a reserve fund before declaring any dividend. Appropriation from this reserve fund is permitted only for the purposes specified by the RBI.

Earned surplus reserve

Under the Korean commercial code, TDCV is required to appropriate at least 10% of cash dividend declared each year to a legal reserve until such reserves equal to 50% of capital stock. This reserve may not be utilized for cash dividends, but may only be used to offset against future deficits, if any, or may be transferred to capital stock.

Hedge reserve

Effective portion of fair value gain/(loss) on all financial insturments designated in cash flow hedge relationship are accumulated in hedge reserve.

Dividends

The final dividend is recommended by the Board of Directors and is recorded in the books of account upon its approval by the shareholders. For the year ended March 31, 2018 and 2017, considering the losses in the Tata Motors Limited (standalone, no dividend is permitted to be paid to the members, as per the Companies Act, 2013 and the rules framed thereunder. For the year ended March 31, 2016, dividend per share of Rs. 0.2 for Ordinary Shares (face value of Rs. 2 each) and Rs. 0.3 for ‘A’ Ordinary Shares (face value of Rs. 2 each) was declared which was paid in year ended March 31, 2017.